UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

May 20, 2014
Date of Report (Date of earliest event reported)

ECHO AUTOMOTIVE, INC.
(Exact Name of Registrant as Specified in Charter)

Nevada	000-53681	98-0599680
(State or Other Jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
Incorporation)

16000 N. 80th Street, Suite E, Scottsdale, AZ 85260
(Address of Principal Executive Offices)

(855) 324-6288
(Registrant’s telephone number, including area code)

_________________________________________________
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

SECTION 4 - MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL STATEMENTS

Item 4.02	Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On May 21, 2014, the board of directors (the “Board”) of Echo Automotive, Inc., a Nevada corporation (the “Company), after consultation with management, including the Company’s current interim Chief Financial Officer and former Chief Financial Officer, concluded that the Company’s unaudited financial statements included in the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2014 (the “10-Q”) filed with the Securities and Exchange Commission (“SEC”) on May 20, 2014, should be restated to correct certain errors and should no longer be relied upon.

The Board, in consultation with management, concluded that the unaudited financial statements included with the 10-Q contained certain errors and disclosure ommisions relating to the required accounting treatment for certain debt instruments entered into during the quarter ended March 31, 2014. The embedded conversion features in certain of the Company’s convertible debt instruments as well as certain of the accompanying warrant provisions (full ratchet reset requirements) should be accounted for as a derivative liability. Although preliminary valuation of these derivative instruments had been estimated and included in the 10-Q, the Board and management concluded that additional valuation work was necessary to value and record these derivative liabilities. Additionally, required disclosures were not included in the 10-Q.

The Board and Company management discussed the foregoing issues, findings and conclusions with Mayer Hoffman McCann P.C., the Company’s independent certifying accountant (“MHM”) and has concluded that that Company will file an amendment to the 10-Q to correct these errors and provide MHM with an opportunity to review and consent to the amendment to the 10-Q. In conjunction with MHM, the Company will work diligently to complete the amendment of the 10-Q. The Company expects to file an amendment to the 10-Q, containing restated financial statements, by no later than May 30, 2014. However, there can be no assurance that such filing will be made within this period.

SECTION 5 – CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Resignation of Officer

Effective May 20, 2014, the Company received the resignation of Mr. Todd Lawson from his position as Chief Financial Officer and Secretary of the Company. Mr. Lawson will be retained by the Company as an independent consultant to assist the Company with accounting, financial matters, transition for the incoming Chief Financial Officer, and other Company special projects. To the knowledge of the Company, Mr. Lawson did not have any disagreements with the Company on any matter relating to the Company’s operations, policies or practices.

Appointment of Chief Financial Officer and Secretary

On May 20, 2014, the Board appointed Mr. William D. Kennedy as Interim Chief Financial Officer and Interim Secretary of the Company to hold such positions until June 2, 2014, which is the effective start date for the appointment of Mr. William J. Barba as Chief Financial Officer and Secretary of the Company. Prior to his appointment, Mr. Kennedy was, and remains, the Chief Executive Officer of the Company. There is no arrangement or understanding pursuant to which Mr. Kennedy was appointed Interim Chief Financial Officer and Interim Secretary of the Company, or pursuant to which Mr. Barba was appointed Chief Financial Officer and Secretary of the Company. Neither Mr. Kennedy nor Mr. Barba have any family relationships with any other executive officers or directors of the Company, or persons nominated or chosen by the Company to become directors or executive officers. Furthermore, the Company is not aware of any transaction requiring disclosure under Item 404(a) of Regulation S-K.

Professional History of Mr. Kennedy

Mr. Kennedy is currently the CEO of Echo Automotive, LLC. Mr. Kennedy has held this position since February 2009. Prior to working with Echo LLC, Mr. Kennedy established RouteCloud in 2008. The first public preview of a solution powered by RouteCloud was demonstrated at www.Protector.com. From 1997 to 2008, Mr. Kennedy held various positions with Vcommerce, including CEO, President and Chief Technology Officer, a company offering end-to-end eCommerce solution for retailers, including Sony.com, Target.com, Overstock, and many others representing billions in transactions annually. Vcommerce was sold to Channel Intelligence in 2009. Mr. Kennedy has over 20 years of experience with entrepreneurial business, and in 2001, Mr. Kennedy formed a business incubator, where he has assisted companies in a wide range of industries with financing and growth objectives. In 1993, he co-founded SalesLogix, a widely used sales-force automation software. Mr. Kennedy founded Vcommerce in 1997, creating the outsourced commerce market space. Mr. Kennedy’s vision and execution led its platform development, market positioning and strategy. None of the aforementioned companies are a parent, subsidiary or affiliate of the Company, except for Echo Automotive, LLC. Mr. Kennedy studied Mathematics, Computer Graphics & Music Theory at Syracuse University from 1989 to 1991.

Professional History of Mr. Barba

A financial executive with more than twenty years of experience in finance, operations, and treasury, Mr. Barba has worked extensively in high-growth environments from manufacturing to services. As Echo Automotive’s Chief Financial Officer, he will be responsible for all elements of corporate finance, human resources, and business administration.

Since 2012, Mr. Barba served as the Vice President of Finance and Operations for NJOY, Inc., a developer and marketer of e-cigarettes. Mr. Barba oversaw all finance, accounting, and operations for NJOY and was instrumental in providing planning and raising funds to achieve NJOY’s growth. From 2004 to 2011, Mr. Barba held a variety of financial management positions with increasing responsibilities at Matrixx Initiatives, Inc., a NASDAQ listed healthcare company that develops and markets Zicam® products. His roles included CFO, Vice President Finance & Accounting and Treasurer. During his tenure, Mr. Barba guided Matrixx’s planning and oversaw operations, investor relations, risk management and supply chain management. Mr. Barba has also held financial management positions with Mesa Air Group, Honeywell Intellectual Properties, LeapSource, and MicroAge. Mr. Barba received a Bachelor of Science Degree in Business Finance from Arizona State University.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ECHO AUTOMOTIVE, INC.
a Nevada corporation

Dated: May 27, 2014	By:	/s/ Jason Plotke
Jason Plotke
President